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                                                                       NO. _____

                             REX Stores Corporation

                             STOCK OPTION AGREEMENT
                                    UNDER THE
                        1999 OMNIBUS STOCK INCENTIVE PLAN
                       (Nonemployee Director Stock Option)

          REX Stores Corporation (the "Company") hereby grants, effective ____________ (the "effective date"), to _____________ (the "Optionee") an option to purchase a maximum of _____ shares of its Common Stock, $.01 par value, at a price of $______ per share, subject to the following:

          1. Relationship to Plan. This nonqualified stock option is granted pursuant to the Company's 1999 Omnibus Stock Incentive Plan, a copy of which is attached as Exhibit A hereto (the "Plan"), and is in all respects subject to the terms, conditions and definitions of the Plan. The Optionee hereby accepts this option subject to all the terms and provisions of the Plan, including those relating to non-transferability and termination of the option and adjustment of the number of shares subject to this option and the exercise price therefor. The Optionee further agrees that all decisions under and interpretations of the Plan by the Compensation Committee (the "Committee") shall be final, binding and conclusive upon the Optionee and his heirs.

          2. Time of Exercise. This option may not be exercised prior to the first anniversary of the effective date of this Agreement. It may thereafter be exercised, from time to time, in full or in part, by the Optionee to the extent of the Optionee's then "Vested Percentage" of the maximum number of shares of Common Stock subject to this option as determined in accordance with the following schedule, and shall remain exercisable (subject to the provisions of Section 6 hereof and the Plan) until it has been exercised as to all shares subject hereto or has expired, whichever occurs first.

          Anniversary of Effective
              Date of Agreement                                    Vested Percentage
          ------------------------                                 -----------------
          First        (12th month)                                       20%
          Second       (24th month)                                       40%
          Third        (36th month)                                       60%
          Fourth       (48th month)                                       80%
          Fifth        (60th month)                                      100%

          Notwithstanding anything to the contrary herein contained, so long as the Optionee shall be a member of the Board of Directors of the Company, this option may not be exercised if, in the opinion of counsel for the Company, the issuance of the shares pursuant hereto, either alone or in combination with the issuance of other securities by the Company, would constitute a violation of applicable federal or state securities laws or regulations or orders thereunder. In the event this option may not otherwise be exercised by reason of the foregoing sentence, the Company shall use its best efforts to register said shares with the Securities and Exchange





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Commission on Form S-8 (or successor form) and, concurrently therewith, to take such steps as may be necessary to comply with applicable state securities laws in connection with such issuance.

          3. Term of Option. This option shall expire on the tenth anniversary of the effective date of this Agreement.

          4. Methods of Exercise. This option shall be exercisable by a written notice in the form adopted by the Committee, as attached hereto as Exhibit B, which specifies the number of shares to be purchased. Upon receipt of payment for the shares, the Company will thereafter deliver or cause to be delivered to the Optionee (or if any other individual or individuals are exercising this option, to such individual or individuals) at the office of the Company, a certificate or certificates for the number of shares with respect to which this option is being exercised, registered in the name or names of the individual or individuals exercising the option, provided, however, that if any law or regulation or order of the Securities and Exchange Commission or other body having jurisdiction in the premises shall require the Company or Optionee (or other individual or individuals exercising this option) to take any action in connection with the shares then being purchased, the delivery of the certificate or certificates for such shares shall be delayed for the period necessary to take and complete such action.

          5. Purchase for Investment. This option is granted on the condition that the purchase of shares of stock hereunder shall be for the account of the Optionee (or other individual or individuals exercising this option) for investment purposes and not with a view to resale or distribution, except that such condition shall be inoperative if the offering of shares subject to the option is registered under the Securities Act of 1933, as amended, or if in the opinion of counsel for the Company such shares may be resold without registration. At the time of any exercise of the option, the Optionee (or other individual or individuals exercising this option) will execute such further agreements as the Company may require to implement the foregoing condition and to acknowledge the Optionee's (or such other individual's) familiarity with restrictions on the resale of the shares under applicable securities laws.

          6. Termination of Option.

             (i) In the event of the Optionee's termination of service on the Board of Directors of the Company other than by reasons of retirement, disability (as defined below) or death, the Optionee may at any time within a period of six months after such termination of service exercise this option to the extent of the Optionee's Vested Percentage on the date of termination of service.

             (ii) In the event of the Optionee's termination of service on the Board of Directors by reason of retirement, or disability within the meaning of
Section 22(e)(3) of the Code, this option shall continue to become exercisable in accordance with the schedule set forth in Section 2 hereof.

             (iii) In the event of the death of the Optionee, this option shall become immediately exercisable in full (100% Vested Percentage) and may be exercised by the Optionee's estate,





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personal representative or beneficiary to whom it has been transferred pursuant to the Plan at any time within two years after death.

             (iv) This option may not be exercised to any extent by anyone after the date of expiration of the option.

          7. Acceleration of Exercise Date Upon Change In Control. Notwithstanding anything to the contrary herein, upon the occurrence of a Change in Control (as defined in the Plan), this option, if outstanding at such time, shall become fully and immediately exercisable and shall remain exercisable until its expiration, termination or cancellation.

          8. General. This Agreement shall be construed as a contract under the laws of the State of Ohio. It shall bind and, subject to the terms of the Plan, benefit the parties and their respective successors, assigns and legal representatives.

          IN WITNESS WHEREOF, the Company and the Optionee have caused this Agreement to be executed as of the date first above written.


                                         REX Stores Corporation


                                         By:______________________________

                                         Its: ____________________________


                                         _________________________________
                                         Name






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                                    EXHIBIT B

                          WRITTEN NOTICE OF EXERCISE OF
                          STOCK OPTION AGREEMENT UNDER
                        1999 OMNIBUS STOCK INCENTIVE PLAN
                             REX Stores Corporation


          The undersigned hereby exercises, according to the terms and conditions thereof, his option pursuant to the 1999 OMNIBUS STOCK INCENTIVE PLAN, No. _____, for _________ shares of the Common Stock of REX Stores Corporation, at a price of $______ per share, said number of shares not to exceed the Vested Percentage as set forth in said option. The undersigned hereby makes payment to REX Stores Corporation of the purchase price in full. Kindly issue all shares to the undersigned and deliver to the undersigned at the address stated below.

               Name:     _____________________________________

               Address:  _____________________________________

                         _____________________________________

               Social Security Number: _______________________

               Signature:_____________________________________

               Purchase Price:________________________________


Dated:____________________________